                               AMENDMENT NO. 2 TO
                         CONSTRUCTION/TERM LOAN AGREEMENT


          This Amendment No. 2 to Construction/Term Loan Agreement (this "Amendment") is entered into with reference to the Construction/Term Loan Agreement dated as of September 25, 1996 among Sunset Station, Inc. ("Borrower") , the Lenders party thereto, Bank of Scotland and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (as heretofore amended by Amendment No. 1 dated as of October 28, 1996, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

          Borrower and the Managing Agent, acting with the consent of the Requisite Lenders pursuant to Section 12.2 of the Loan Agreement, agree as follows:

          1. SECTION 1.1. Section 1.1 of the Loan Agreement is amended to revise the definition of Construction Budget therein set forth by adding the following at the end thereof:

               ", as amended and restated pursuant to the revised itemized schedule delivered by Borrower to the Managing Agent on or about March 12, 1997."

          2. SECTION 7.2. Section 7.2 of the Loan Agreement is amended by deleting the figures "$207,000,000" in Subsection 7.2(c) and inserting the figures "$237,000,000" at that place.

          3.
CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be conditioned upon the receipt by the Managing Agent of all of the following:

          a.   counterparts of this Amendment executed by all parties hereto;

          b.   a copy of the revised Construction Budget;

          c. a Certificate signed by a Senior Officer of Borrower confirming that all expenditures on the Project in excess of $202,000,000 have been or will be funded by Cash Equity Contributions made subsequent to the Closing Date;

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          d.   the written consent of Parent to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

          e.   the written consent of the Requisite Lenders as required under
               Section 12.2 of the Loan Agreement in the form of Exhibit B to this Amendment.

          4. REPRESENTATION AND WARRANTY. Borrowers represent and warrant to the Managing Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.

          5. CONFIRMATION. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

          IN WITNESS WHEREOF, Borrower and the Managing Agent have executed this Amendment as of March 21, 1997 by their duly authorized representatives.


                                       SUNSET STATION, INC.



                                       By:  /s/ Glenn C. Christenson
                                            ----------------------------------
                                            Glenn C. Christenson
                                            Executive Vice President and
                                            Chief Financial Officer

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Managing Agent


                                       By:  /s/ Scott L. Faber
                                            ----------------------------------
                                            Scott L. Faber
                                            Vice President

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                             Exhibit A to Amendment

                                CONSENT OF PARENT


          Reference is hereby made to that certain Construction/Term Loan Agreement dated as of September 25, 1996 among Sunset Station, Inc. ("Borrower") , the Lenders party thereto, Bank of Scotland and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (the "Loan Agreement").

          The undersigned, in its capacity as completion guarantor pursuant to the Completion Guaranty (as defined in the Loan Agreement), hereby consents to the execution, delivery and performance by Borrower and the Managing Agent of Amendment No. 2 to the Loan Agreement.

          The undersigned represents and warrants to the Managing Agent and the Lenders that the Completion Guaranty remains in full force and effect in accordance with its terms.

Dated: March __, 1997

                                       STATION CASINOS, INC.



                                       By:
                                            ----------------------------------
                                            Glenn C. Christenson
                                            Executive Vice President and
                                            Chief Financial Officer

                             Exhibit B to Amendment

                                CONSENT OF LENDER


          Reference is hereby made to that certain Construction/Term Loan Agreement dated as of September 25, 1996 among Sunset Station, Inc. ("Borrower") , the Lenders party thereto, Bank of Scotland and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (the "Loan Agreement").

          The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to the Construction/Term Loan Agreement by the Managing Agent on its behalf, substantially in the form of a draft dated on or about March 19, 1997 presented to the undersigned Lender.

Dated: March __, 1997

                                       _________________________________
                                       [Name of Institution]



                                       By: _________________________________

                                       _________________________________
                                       [Printed Name and Title]